SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 17, 2000
                                                   ---------------

                                   INID Corp.
                                   ----------
             (Exact name of registrant as specified in its charter)


         Nevada                       000-28531                  77-0420862
         -------                      ---------                  ----------
(State or other jurisdiction         (Commission              (I.R.S. Employer
        of incorporation)            File Number)            Identification No.)


                                 INID Corp. (NV)
                                   ----------
                            2480 West Ruthrauff Road,
                            -------------------------
                              Tucson, Arizona 85705
                              ---------------------
                                   Suite 140 N
                                   -----------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (520) 407-1060
                                 --------------
              (Registrant's telephone number, including area code)


                                 INID Corp. (WY)
                            -------------------------
                             10130 E. Winding Trail
                             ----------------------
                              Tucson, Arizona 85749
                              ---------------------
                        (former name and former address)



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

(a) Pursuant to a Plan of Merger dated October 17, 2000, the shareholders of Professional Educational Consultants, Inc., ("PRFE") a Nevada corporation acquired all of the issued and outstanding capital stock of the former registrant, INID Corp. (WY), a Wyoming corporation ("INID") in a merger share exchange for an aggregate of 4,450,000 shares of PRFE's newly issued common stock, par value $0.001 per share (the "Share Exchange"). This Merger resulted in the acquisition by PRFE of INID Corp. (WY)'s only asset, a wholly owned subsidiary named INeedItDone.com, Inc., an Arizona corporation.

Pursuant to the plan, PRFE's sole officer and director, Mr. Lakhwinda Janda, resigned and was replaced by new management as set forth below. As a result of the Share Exchange, 100% of the outstanding capital stock of INID Corp. is owned by the shareholders of PRFE, and INeedItDone.com, Inc. exists as a wholly owned subsidiary of PRFE. Following the Merger, PRFE changed its name to INID Corp.
(NV). Prior to the Share Exchange, PRFE had 6,000,000 shares of common stock issued and outstanding. Following the Share Exchange, PRFE (nka INID Corp. (NV)) has 10,450,000 shares of common stock issued and outstanding. A copy of the Plan is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

Also as a result of the Merger, PRFE has assumed the reporting requirements of the registrant and is obligated to make such filings as required of companies compliant under the Securities and Exchange of 1934, as amended.

         (b) The following table contains information regarding the shareholdings of PRFE's new directors and executive officers and those persons or entities who beneficially own more than 5% of the company's common stock based on 10,450,000 shares issued and outstanding after the Share Exchange.


Amount of Common Stock Beneficially Owned       Percent of Common Stock
------------------------------------------      ------------------------
(Directors and Officers)                        Beneficially Owned
                                                ------------------

David L. Perin                                         9.6%
David S. Whittaker                                     9.6%
Arthur G. Cleaver, III                                 9.6%
Scot C. Stedman                                        9.6%

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


     (a) The consideration provided by the parties pursuant to the Plan of Merger was negotiated between Mr. Lakhwinda Janda, the former sole director and officer of PRFE, and Mr. David Perin. In evaluating the Share Exchange transaction, Mr. Janda considered criteria such as the value of the assets of INID Corp., INID Corp.'s ability to compete in its markets and the current and anticipated business operations of INID Corp. INID Corp. considered the value of Professional Educational Consultants, Inc.'s status as a publicly traded company and its ability to enable the Company to achieve a trading status through the "back-door registration" process permitted via Release Number 6530 from the Commission.


                                    BUSINESS

PRFE (nka INID Corp. (NV)) the acquiring company, was incorporated in Nevada on February 7, 1996 and was listed in 1999 on the Pink Sheets for trading as a company whose only business was to seek to acquire a viable business. INID Corp., the former registrant and acquired company, relinquished its business to PRFE in the share exchange and seeks to engage in the services industry by placing an individual or business requiring a particular service in contact with another person or business able to provide that service. This is accomplished through a number of means.

For the individual or business requiring services rendered on their behalf, the following options are available: posting advertisements detailing the services required, viewing posted advertisements from other individuals or businesses that specialize in required services, receiving lists of potential bidders which display costs and customer feedback, and completing customer satisfaction surveys which rate the service provider's services.

For the individual or business providing the services for the requesting party, the following options are available: posting advertisements detailing the type of work the can provide (including pictures, links, etc...), searching the job advertisements database in their specialty and bidding on desired jobs in desired locales, completing customer satisfaction surveys which rate the business or individual requesting the service.

PRFE also offers targeted advertising. Targeted advertising allows contractors and suppliers to purchase advertising banners. These banners are targeted specifically to the areas of interest of the user requesting or providing a particular service. Consequently, targeted advertising presents the provider or requester with advertisements pertaining directly to their type of work or service. Advertisers may also include a hyperlink within the banner which, if clicked, will direct the user to the advertiser's website.

Through the continued use of its website, PRFE intends to develop an extensive database of user-based demographic information. This data consists of specific information relating to types of jobs selected, costs of services provided, locations chosen and supplies consumed. Such customized information may be packaged and offered for sale.

However, because PRFE is concerned with the privacy of its customers, all users will be assigned a user ID. This ID will be used for all correspondence between potential requesters and service providers. E-mail addresses will only be released to selected service providers at the time of bid selection and upon approval of the requester. PRFE intends not sell or make public any private user information (including names, addresses, or email addresses).

The current competitors for this particular market are: the various telephone books, contractor referral agencies and certain similarly focused service websites. Unlike its competitors, PRFE provides more focused access to the service provider community. Whereas contractor supply companies typically rely on mailings or trade publications for their primary advertising outlets, PRFE will focus all of the attention of participating contractors to one place- its website. PRFE provides small contractors and service providers with the ability to reach large, regional audiences for a nominal fee.


                                    EMPLOYEES

PRFE currently has 4 full-time employees.

                                  RISK FACTORS

AN INVESTMENT IN OUR STOCK INVOLVES A HIGH DEGREE OF RISK.

The achievement of the business objectives is subject to a number of market and other factors beyond PRFE's control, and the future prospects are speculative. PRFE's stock should only be purchased by investors who understand the high level of risk that a purchase of the stock entails and who are willing and able if necessary to hold the stock for an extended period of time, or indefinitely, and to risk the loss of their entire investment in the stock. If you are a suitable investor for PRFE you should fully understand the following material risk factors.

PRFE'S SERVICES MAY BECOME OBSOLETE.

The success depends on PRFE's ability to introduce new products and services that are responsive to the demands of the marketplace for service providers and service requesters. In addition, technological, product or service advances by any one or more of our present or potential competitors could render PRFE's products and services obsolete or less competitive.

THE COMPANY FACES INTENSE COMPETITION IN THE MARKET FOR INTERNET PRODUCTS AND

The market for online service providers is extremely competitive and highly fragmented. PRFE competes in the overall e-commerce market, as well as in those market segments that correspond to the individual products and services. PRFE expects competition to persist, increase and intensify in the future as markets for the products and services continue to develop and as additional companies enter each of our markets. PRFE is aware of numerous online services providers that are focusing significant resources on developing and marketing products and services that will compete with PRFE's products and services.

Many of PRFE's current and potential competitors in each of the markets have longer operating histories and significantly greater financial, technical and marketing resources and name recognition than we have. PRFE faces competition from companies that have been offering similar services on the Internet longer than we have.

PROFESSIONAL EDUCATIONAL CONSULTANTS, INC. (nka INID CORP.) IS A THINLY TRADED ISSUER.

PRFE's shares are traded on the NQB Pink Sheets. PRFE cannot assure you that such market will be maintained. The absence of an active trading market would reduce the liquidity of an investment in the company's shares.

The market price for PRFE's shares is likely to be very volatile, and numerous factors beyond PRFE's control may have a significant adverse effect on prices.


PRFE'S COMMON STOCK IS SUBJECT TO PENNY STOCK REGULATION.

PRFE's common stock is considered penny stock and is, therefore, subject to the Securities Enforcement Remedies and Penny Stock Reform Act of 1990. Penny stock, as defined by the Penny Stock Reform Act, is any equity security not traded on an exchange or quoted on Nasdaq that has a market price of less than $5.00 per share. This classification requires additional disclosure in connection with any trades, including the delivery to purchasers, prior to any penny stock transaction, of a disclosure schedule explaining the penny stock market and the associated risks. The regulations applicable to penny stocks could severely limit the market liquidity of the company's common stock and could limit your ability to sell securities in the secondary market.

AN INVESTMENT IN PRFE'S COMMON STOCK MAY BE VERY ILLIQUID.

PRFE's shareholders could find that there is nobody willing to purchase their shares when they want to sell, and it is possible that our shareholders could lose their entire investment in our stock. The company has never paid cash dividends on our capital stock and do not anticipate paying any cash dividends for the foreseeable future.

FORWARD-LOOKING STATEMENTS.

If PRFE makes any forward-looking statements or assumptions concerning its future business activities, revenues, profits or financial condition, or if PRFE make any forward-looking statements concerning industry, the economy, technological changes or the competition, you should recognize that predictions and assumptions are subject to a great deal of uncertainty. Actual results could differ materially from these predictions and assumptions, particularly given the highly speculative nature of PRFE's business and that of other Internet-related businesses in our industry. If PRFE's predictions prove to be too optimistic, the value of the business could be adversely impacted and the shareholders will probably lose money.

                                    PROPERTY

PRFE's executive office and principal place of business is located in the Ruthrauff Commerce Center located at 2480 West Ruthrauff Road, Suite 140N, Tucson, Arizona 85705. PRFE leases this property from an unaffiliated person on a month-to-month basis. PRFE assumed this lease obligation as a result of the merger with INID Corp. (WY). Under the terms of the lease, PRFE occupies an office (220 square feet) with secure entry, an efficiency kitchen and conference room, for $490.00 per month.

As required by the terms of the company's lease, PRFE maintains a public liability insurance policy in the amount of $1,000,000, for monthly premiums of $29.50.

                                   LITIGATION
There is no current or pending litigation against PRFE Corp. or it's officers.


                            DESCRIPTION OF SECURITIES

The Company has an authorized capitalization of 100 million shares of common stock, $.001 par value per share ("Common Stock").

COMMON STOCK

         Following the Share Exchange, there were 10,450,000 shares of PRFE's Common Stock issued and outstanding. Each shareholder of Common Stock, either in person or by proxy, may cast one vote per share of Common Stock held on all matters to be voted on. PRFE's articles do not provide for cumulative voting or preemptive rights.

TRANSFER AGENT

         The transfer agent for the PRFE's Common Stock is Holladay Stock Transfer Company, located at 2939 North 67th Place, Scottsdale, Arizona 85251.

DIVIDEND; MARKET FOR THE COMPANY'S SECURITIES

         During the last two years, no dividends have been paid on PRFE's stock and PRFE does not anticipate paying any cash dividends in the foreseeable future.


MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

    The following persons are the current directors, executive officers and significant employees:

NAME                            AGE                    POSITION
----                            ---                    --------

David L. Perin                  38          President & Chief Executive Officer
Arthur G. Cleaver, III          50          Secretary & Treasurer
David S. Whittaker              44          Vice President of Web Technology
Scot C. Stedman                 35          Chief Operating Officer

Each director is elected to hold office until the next annual meeting of stockholders and until his Successor is elected and qualified. All officers serve at the discretion of the Board of Directors.

DAVID L. PERIN. Mr. Perin has served as the President and Chief Executive Officer of INeedItDone.com since February, 2000. Since 1989, Mr. Perin has served in the Arizona Air National Guard 162FW as a Training Device Manager for 9 F-16 flight simulators assigned to his unit, and four flight simulators assigned to other units. As a Training Device Manager, Mr. Perin's duties include: problem solving for complex simulation issues, testing simulation-related software, creating evaluation service programs for simulators in the Air Force and designing spreadsheet programs for performance evaluations, database audit systems and database critique systems.

DAVID S. WHITTAKER. Mr. Whittaker has served as INeedItDone.com, Inc.'s Vice President of Web Technology since February, 2000. Since 1998, Mr. Whittaker has served in the Arizona Air National Guard 162FW as a Training Device Manager for F-16 flight simulators. As a Training Device Manager, Mr. Whittaker's duties include: monitoring and maintaining an information database for training device status and utilization, serving as the Group Local Area Network System Administrator, and managing contractor logistics support contracts for a number of flight simulators. From 1991 to 1998, Mr. Whittaker served in the Arizona Air National Guard 162FW as an Avionics Intermediate Shop Technician. As an Avionics Intermediate Shop Technician, Mr. Whittaker performed comprehensive scheduled inspections, in-depth troubleshooting, detailed malfunction analysis and resolved maintenance problems on F-16 avionics line replaceable units and automated and manual test equipment.

ARTHUR G. CLEAVER, III. Mr. Cleaver has served as the Secretary & Treasurer of INeedItDone.com, Inc. since February, 2000. Since 1995, Mr. Cleaver has served in the Arizona Air National Guard 162FW as a program administrator. He is currently the Employee Assistance Program Coordinator and his duties include: directing programs to assist personnel in resolving work-related and personal problems and maintaining working relationships with community-based agencies providing human services. Prior to this Mr. Cleaver served as the Executive Officer for the 162nd Support Group, functioning as Deputy Group Commander and performing executive level administrative functions for the 162nd Support Group. Also during that time, Mr. Cleaver served as Chief of Social Actions, where he directed human relations and substance abuse programs for the installation.

From 1994 to 1995, Mr. Cleaver served as an Enrollment Advisor for the University of Phoenix. As the University's Enrollment Advisor, Mr. Cleaver recruited and advised students pursuing their Master of Counseling, Master of Arts in Education, and Bachelor and Master of Science in Nursing programs. Additionally, Mr. Cleaver planned and conducted public relations and recruitment programs.

Scot C. Stedman. Mr. Stedman has served as INeedItDone.com, Inc.'s Chief Operating Officer since February 2000. Since 1984, Mr. Stedman has served in the Arizona Air National Guard 162FW as a Contracting Specialist. As a Contracting Specialist, Mr. Stedman is responsible for the procurement and administration of all Automated Data Processing Equipment, construction acquisition, and other acquisitions of high technical or economic value. Mr. Stedman acts as a negotiator for contract arbitration and resolution.

                             EXECUTIVE COMPENSATION

PRFE has not paid, nor does it owe, any compensation to our executive officers for the interim period ended September 30, 2000.

PRFE's by-laws authorize the Board of Directors to fix the compensation of directors, to establish a set salary for each director and to reimburse the director's expenses for attending each meeting of the Board of Directors. As of the date of this Form 8-K, no salaries or other compensation have been paid to any of our Board of Directors, individually or as a group.

                              RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND RELATED TRANSACTIONS

No member of the management, officers, or directors is or has a direct or indirect interest in a material transaction or contract with PRFE.

INDEBTEDNESS OF MANAGEMENT

PRFE has not entered into any loans with its officers or directors.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

Nevada law authorizes a Nevada corporation to indemnify its officers and directors against claims or liabilities arising out of such person's conduct as officers or directors if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the company. The Articles of Incorporation provide for indemnification of the directors of the PRFE. In addition, PRFE's Bylaws provide for indemnification of the directors, officers, employees or agents of the company. In general, these provisions provide for indemnification in instances when such persons acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
(a)      Financial Statements are set forth below.



                  (b) The Exhibits to this report are set forth below.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


INID Corp.
(fka Professional Educational Consultants, Inc.)



By:_______//ss//_______
     David L. Perin
     President and CEO


October 17, 2000







EXHIBIT INDEX


1.1 Plan of Merger between Professional Educational Consultants, Inc. and the shareholders of INID Corp., dated October 17, 2000.
2.1  Articles of Incorporation of Professional Educational Consultants, Inc.
2.1.1 Amendment to Articles dated February 19, 1999.
2.1.2 Amendment to Articles dated October 17, 2000.
3.1  By-Laws of Professional Educational Consultants, Inc.

                                   INID CORP.

                      (Formerly Black Jack Financial, Inc.)

                          (A Development Stage Company)

                                       -:-

                          INDEPENDENT AUDITOR'S REPORT

                           SEPTEMBER 30, 2000 AND 1999

                                                     CONTENTS


                                                                                                          Page

Independent Auditor's Report...............................................................................F - 1

Balance Sheets
  September 30, 2000 and 1999..............................................................................F - 2

Statements of Operations for the
  For the Years Ended September 30, 2000 and 1999..........................................................F - 3

Statement of Stockholders' Equity
  Since January 24, 1997 (inception) to September 30, 2000.................................................F - 4

Statements of Cash Flows for the
  For the Years Ended September 30, 2000 and 1999..........................................................F - 5

Notes to Financial Statements..............................................................................F - 6

                                           INDEPENDENT AUDITOR'S REPORT


INID Corp.
(Formerly Black Jack Financial, Inc.)
(A Development Stage Company)


         We have audited the accompanying balance sheets of INID Corp. (formerly Black Jack Financial, Inc.) (a development stage company) as of September 30, 2000 and 1999, and the related statements of operations and cash flows for the two years ended September 30, 2000 and the statement of stockholder's equity from January 24, 1997 (inception) to September 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of INID Corp. (formerly Black Jack Financial, Inc.) (a development stage company) as of September 30, 2000 and 1999, and the results of its operations and its cash flows for the two years ended September 30, 2000 in conformity with generally accepted accounting principles.

                                                     Respectfully submitted



                                                     /S/ ROBISON, HILL & CO.
                                                    Certified Public Accountants

Salt Lake City, Utah
October 26, 2000

                                                    INID CORP.
                                       (Formerly Black Jack Financial, Inc.)
                                           (A Development Stage Company)
                                                  BALANCE SHEETS




                                                                        September 30,
                                                            --------------------------------------
                                                                  2000                1999
                                                            ------------------  ------------------

Assets:                                                              $      -            $      -
                                                            ==================  ==================

Liabilities - Accounts Payable                                           $511            $      -
                                                            ------------------  ------------------

Stockholders' Equity:
  Common Stock, Par value $.001
    Authorized 100,000,000 shares,
    Issued 1,000,000 shares at September 30,
    2000 and 1999                                                       1,000               1,000
  Paid-In Capital                                                       2,880                  75
  Retained Deficit                                                    (1,075)             (1,075)
  Deficit Accumulated During the
    Development Stage                                                 (3,316)                   -
                                                            ------------------  ------------------

     Total Stockholders' Equity                                         (511)                   -
                                                            ------------------  ------------------

     Total Liabilities and
       Stockholders' Equity                                          $      -            $      -
                                                            ==================  ==================




                    The accompanying notes are an integral part of these financial statements.

                                                    INID CORP.
                                       (Formerly Black Jack Financial, Inc.)
                                           (A Development Stage Company)
                                             STATEMENTS OF OPERATIONS



                                                                                   Cumulative
                                                                                  since October
                                                                                    20, 1999
                                                 For the year ended               Inception of
                                                    September 30,                  development
                                        --------------------------------------
                                               2000               1999                stage
                                        ------------------- ------------------  ------------------
Revenues:                                         $      -           $      -            $      -

Expenses:                                            3,316                 25               3,316
                                        ------------------- ------------------  ------------------

     Net Loss                                     $(3,316)              $(25)            $(3,316)
                                        ------------------- ------------------  ------------------

Basic & Diluted loss per share                    $      -           $      -
                                        =================== ==================























                    The accompanying notes are an integral part of these financial statements.

                                   INID CORP.
                      (Formerly Black Jack Financial, Inc.)
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDERS' EQUITY
            SINCE JANUARY 24, 1997 (INCEPTION) TO SEPTEMBER 30, 2000

                                                                                                              Deficit
                                                                                                            Accumulated
                                                                                                               Since
                                                                                                              October
                                                                                                              20, 1999
                                                                                                            Inception of
                                                     Common Stock             Paid-In        Retained       Development
                                                Shares         Par Value      Capital         Deficit          Stage
                                            ---------------- -------------- -------------  -------------- -----------------
Balance at January24, 1997 (inception)
                                                          -         $    -         $   -          $    -           $     -

Net Loss                                                  -              -             -         (1,025)                 -
                                            ---------------- -------------- -------------  -------------- -----------------
Balance at September 30, 1997                             -              -             -         (1,025)                 -

November 4, 1997 Issuance of Stock for
Services and payment
 of Accounts Payable                                  1,000          1,000             -               -                 -

Net Loss                                                  -              -             -            (25)                 -
                                            ---------------- -------------- -------------  -------------- -----------------

Balance at September 30, 1998
 As Originally Reported                               1,000          1,000             -         (1,050)                 -

Retroactive adjustment for 1,000
 to 1 stock split October 20, 1999                  999,000              -             -               -                 -
                                            ---------------- -------------- -------------  -------------- -----------------

Restated balance October 1, 1998                  1,000,000          1,000             -         (1,050)                 -

Capital contributed by shareholder                        -              -            75               -                 -
Net Loss                                                  -              -             -            (25)                 -
                                            ---------------- -------------- -------------  -------------- -----------------

Balance at September 30, 1999                     1,000,000          1,000            75         (1,075)                 -

Capital contributed by shareholder                        -              -         2,805               -                 -
Net Loss                                                  -              -             -               -           (3,316)
                                            ---------------- -------------- -------------  -------------- -----------------
Balance at September 30, 2000                    $1,000,000         $1,000        $2,880        $(1,075)          $(3,316)
                                            ================ ============== =============  ============== =================

                    The accompanying notes are an integral part of these financial statements.

                                                    INID CORP.
                                       (Formerly Black Jack Financial, Inc.)
                                           (A Development Stage Company)
                                             STATEMENTS OF CASH FLOWS

                                                                                              Cumulative
                                                                                                Since
                                                                                               October
                                                                                               20, 1999
                                                            For the years ended              Inception of
                                                               September 30,                 Development
                                                   --------------------------------------
                                                          2000               1999               Stage
                                                   ------------------- ------------------ -------------------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss                                                     $(3,316)              $(25)            $(3,316)
Increase (Decrease) in Accounts Payable                           511               (50)                 511
                                                   ------------------- ------------------ -------------------
  Net Cash Used in operating activities                       (2,805)               (75)             (2,805)
                                                   ------------------- ------------------ -------------------

CASH FLOWS FROM INVESTING
ACTIVITIES:
Net cash provided by
  investing activities                                              -                  -                   -
                                                   ------------------- ------------------ -------------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Capital contributed by shareholder                              2,805                 75               2,805
                                                   ------------------- ------------------ -------------------
Net Cash Provided by
  Financing Activities                                          2,805                 75               2,805
                                                   ------------------- ------------------ -------------------

Net (Decrease) Increase in
  Cash and Cash Equivalents                                         -                  -                   -
Cash and Cash Equivalents
  at Beginning of Period                                            -                  -                   -
                                                   ------------------- ------------------ -------------------
Cash and Cash Equivalents
  at End of Period                                             $    -              $   -             $     -
                                                   =================== ================== ===================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                                                     $    -              $   -             $     -
  Franchise and income taxes                                   $    -              $   -             $     -

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES: None
----------------------------------------------------------- -----------

                    The accompanying notes are an integral part of these financial statements.

                                   INID CORP.
                      (Formerly Black Jack Financial, Inc.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED SEPTEMBER 30, 2000 AND 1999


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     This summary of accounting policies for INID Corp. (formerly Black Jack Financial, Inc.) (a development stage company) is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Basis of Presentation

         The Company was incorporated under the laws of the State of Wyoming on January 24, 1997. The Company ceased all operating activities during the period from January 24, 1997 to October 20, 1999 and was considered dormant. Since October 20, 1999, the Company is in the development stage, and has not commenced planned principal operations.

Nature of Business

         The Company has no products or services as of September 30, 2000. The Company was organized as a vehicle to seek merger or acquisition candidates. The Company intends to acquire interests in various business opportunities, which in the opinion of management will provide a profit to the Company.

Cash and Cash Equivalents

         For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                   INID CORP.
                      (Formerly Black Jack Financial, Inc.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED SEPTEMBER 30, 2000 AND 1999
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
--------------------------------------------------------------------------------

Loss per Share

         The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                                                                                                     Per-Share
                                                              Income              Shares               Amount
                                                              ------              ------               ------
                                                           (Numerator)         (Denominator)

                                                                   For the year ended September 30, 2000
Basic Loss per Share
Loss to common shareholders                                       $(3,316)            1,000,000            $      -
                                                        =================== ==================== ===================

                                                                   For the year ended September 30, 1999
Basic Loss per Share
Loss to common shareholders                                          $(25)            1,000,000            $      -
                                                        =================== ==================== ===================

         The  effect  of   outstanding   common  stock   equivalents   would  be
anti-dilutive for September 30, 2000 and 1999 and are thus not considered.

Concentration of Credit Risk

         The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

NOTE 2 - INCOME TAXES

         As of September 30, 2000, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $4,000 that may be offset against future taxable income through 2011. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

                                   INID CORP.
                      (Formerly Black Jack Financial, Inc.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED SEPTEMBER 30, 2000 AND 1999
                                   (Continued)

NOTE 3 - DEVELOPMENT STAGE COMPANY

         The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

NOTE 4 - COMMITMENTS

         As of September 30, 2000 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 5 - STOCK SPLIT

         On October 20, 1999 the Board of Directors authorized 1,000 to 1 stock split, changed the authorized number of shares to 100,000,000 shares and the par value to $.001 for the Company's common stock. As a result of the split, 999,000 shares were issued. All references in the accompanying financial statements to the number of common shares and per-share amounts for 1999 and 1998 have been restated to reflect the stock split.

NOTE 6 - MERGER

         On October 6, 2000 the Company entered into an Acquisition Agreement with I Need It Done.com, Inc. Pursuant to the agreement, the Company issued 445,000 shares of common stock in exchange for 100% of the outstanding shares of I Need It Done.com, Inc. as of October 6, 2000. The acquisition will be reported as a reverse acquisition with INID Corp. being the surviving entity.

     On October 17, 2000, the Company filed a statutory merger with Professional Educational Consultants, Inc. with Professional Educational Consultants, Inc. being the surviving entity. Terms of the merger are that Professional Educational Consultants, Inc. issued 4,450,000 shares of stock in exchange for all of the shares of the Company.

                   PROFESSIONAL EDUCATIONAL CONSULTANTS, INC.

                          (A Development Stage Company)

                                                        -:-

                          INDEPENDENT AUDITOR'S REPORT

                           SEPTEMBER 30, 2000 AND 1999

                                    CONTENTS


                                                                                                          Page

Independent Auditor's Report...............................................................................F - 1

Balance Sheets
  September 30, 2000 and 1999..............................................................................F - 2

Statements of Operations for the
  Years Ended September 30, 2000 and 1999..................................................................F - 3

Statement of Stockholders' Equity
  Since February 7, 1996 (inception) to September 30, 2000.................................................F - 4

Statements of Cash Flows for the
  Years Ended September 30, 2000 and 1999..................................................................F - 6

Notes to Financial Statements..............................................................................F - 7



                          INDEPENDENT AUDITOR'S REPORT


Professional Educational Consultants, Inc.
(A Development Stage Company)


         We have audited the accompanying balance sheets of Professional Educational Consultants, Inc. (a development stage company) as of September 30, 2000 and 1999, and the related statements of operations and cash flows for the two years ended September 30, 2000 and the statement of stockholder's equity from February 7, 1996 (inception) to September 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Professional Educational Consultants, Inc. (a development stage company) as of September 30, 2000 and 1999, and the results of its operations and its cash flows for the two years ended September 30, 2000 in conformity with generally accepted accounting principles.

                                                     Respectfully submitted



                                                     /s/ Robison, Hill & Co.
                                                    Certified Public Accountants

Salt Lake City, Utah
October 25, 2000

                   PROFESSIONAL EDUCATIONAL CONSULTANTS, INC.
                          (A Development Stage Company)
                                 BALANCE SHEETS




                                                                                         September 30,
                                                                             ---------------------------------------
                                                                                    2000                1999
                                                                             ------------------- -------------------

Assets:                                                                                $      -            $      -
                                                                             =================== ===================

Liabilities - Accounts Payable                                                         $      -            $      -
                                                                             ------------------- -------------------

Stockholders' Equity:
  Common Stock, Par value $.001
    Authorized 100,000,000 shares,
    Issued 6,000,000 shares at
    September 30, 2000 and 1999                                                           6,000               6,000
  Paid-In Capital                                                                           320                  85
  Retained Deficit                                                                      (5,185)             (5,185)
  Deficit Accumulated During the
    Development Stage                                                                   (1,135)               (900)
                                                                             ------------------- -------------------

     Total Stockholders' Equity                                                               -                   -
                                                                             ------------------- -------------------

     Total Liabilities and
       Stockholders' Equity                                                            $      -            $      -
                                                                             =================== ===================





                    The accompanying notes are an integral part of these financial statements.

                   PROFESSIONAL EDUCATIONAL CONSULTANTS, INC.
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS



                                                                                                     Cumulative
                                                                                                   since February
                                                                                                      26, 1999
                                                                   For the year ended               Inception of
                                                                      September 30,                 development
                                                          --------------------------------------
                                                                2000                1999               stage
                                                          ------------------ ------------------- -------------------
Revenues:                                                          $      -            $      -            $      -

Expenses:                                                               235                 900               1,135
                                                          ------------------ ------------------- -------------------

     Net Loss                                                        $(235)              $(900)            $(1,135)
                                                          ------------------ ------------------- -------------------

Basic & Diluted loss per share                                     $      -            $      -
                                                          ================== ===================




                    The accompanying notes are an integral part of these financial statements.

                   PROFESSIONAL EDUCATIONAL CONSULTANTS, INC.
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDERS' EQUITY
            SINCE FEBRUARY 7, 1996 (INCEPTION) TO SEPTEMBER 30, 2000

                                                                                                              Deficit
                                                                                                            Accumulated
                                                                                                               Since
                                                                                                              February
                                                                                                              26, 1999
                                                                                                            Inception of
                                                     Common Stock             Paid-In        Retained       Development
                                                Shares         Par Value      Capital         Deficit          Stage
                                            ---------------- -------------- -------------  -------------- -----------------
Balance at February 7, 1996 (inception)
                                                          -         $    -         $   -          $    -           $     -

February 7, 1996 Issuance of Stock
  for Services and payment of
  Accounts payable                                    5,000          5,000             -               -                 -

Net Loss                                                  -              -             -         (5,000)                 -
                                            ---------------- -------------- -------------  -------------- -----------------
Balance at September 30, 1996
  As originally reported                              5,000          5,000             -         (5,000)                 -

Retroactive adjustment for 200
  to 1 stock split February19, 1999                 995,000        (4,000)         4,000               -                 -

Cancelled shares returned to
  Treasury on October 19, 1999                    (940,000)          (940)           940               -                 -

Retroactive adjustment for 100
  to 1 stock split October 19, 1999
  and capital contributed by
  shareholder                                     5,940,000          5,940       (4,855)               -                 -
                                            ---------------- -------------- -------------  -------------- -----------------

Restated balance October 1, 1996                  6,000,000          6,000            85         (5,000)                 -

Net Loss                                                  -              -             -           (100)                 -
                                            ---------------- -------------- -------------  -------------- -----------------

Balance at September 30, 1997                     6,000,000          6,000            85         (5,100)                 -





Net Loss                                                  -              -             -            (85)                 -
                                            ---------------- -------------- -------------  -------------- -----------------

Balance at September 30, 1998                     6,000,000          6,000            85         (5,185)                 -

Net Loss                                                  -              -             -               -             (900)
                                            ---------------- -------------- -------------  -------------- -----------------

                   PROFESSIONAL EDUCATIONAL CONSULTANTS, INC.
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDERS' EQUITY
            SINCE FEBRUARY 7, 1996 (INCEPTION) TO SEPTEMBER 30, 2000
                                    CONTINUED


                                                                                                              Deficit
                                                                                                            Accumulated
                                                                                                               Since
                                                                                                              February
                                                                                                              26, 1999
                                                                                                            Inception of
                                                     Common Stock             Paid-In        Retained       Development
                                                Shares         Par Value      Capital         Deficit          Stage
                                            ---------------- -------------- -------------  -------------- -----------------
Balance at September 30, 1999                     6,000,000         $6,000           $85        $(5,185)            $(900)

Capital contributed by shareholder                        -              -           235               -                 -
Net Loss                                                  -              -             -               -             (235)
                                            ---------------- -------------- -------------  -------------- -----------------

Balance at September 30, 2000                     6,000,000         $6,000          $320        $(5,185)          $(1,135)
                                            ================ ============== =============  ============== =================





                    The accompanying notes are an integral part of these financial statements.

                   PROFESSIONAL EDUCATIONAL CONSULTANTS, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                                            Cumulative
                                                                                                          Since February
                                                                                                             26, 1999
                                                                           For the years ended             Inception of
                                                                              September 30,                 Development
                                                                  --------------------------------------
                                                                         2000               1999               Stage
                                                                  ------------------- ------------------ ------------------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss                                                                      $(235)             $(900)           $(1,135)
Increase (Decrease) in Accounts Payable                                            -              (185)              (185)
                                                                  ------------------- ------------------ ------------------
  Net Cash Used in operating activities                                        (235)            (1,085)            (1,320)
                                                                  ------------------- ------------------ ------------------

CASH FLOWS FROM INVESTING
ACTIVITIES:
Net cash provided by
  investing activities                                                             -                  -                  -
                                                                  ------------------- ------------------ ------------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Capital contributed by shareholder                                               235              1,085              1,320
                                                                  ------------------- ------------------ ------------------
Net Cash Provided by
  Financing Activities                                                           235              1,085              1,320
                                                                  ------------------- ------------------ ------------------

Net (Decrease) Increase in
  Cash and Cash Equivalents                                                        -                  -                  -
Cash and Cash Equivalents
  at Beginning of Period                                                           -                  -                  -
                                                                  ------------------- ------------------ ------------------
Cash and Cash Equivalents
  at End of Period                                                            $    -             $    -           $      -
                                                                  =================== ================== ==================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                                                                  $      -           $      -           $      -
  Franchise and income taxes                                                     $85               $235               $320

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES: None
----------------------------------------------------------- -----------


                    The accompanying notes are an integral part of these financial statements.

                   PROFESSIONAL EDUCATIONAL CONSULTANTS, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED SEPTEMBER30, 2000 AND 1999


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         This summary of accounting policies for Professional Educational Consultants, Inc. is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Basis of Presentation

         The Company was incorporated under the laws of the State of Nevada on February 7, 1996. The Company ceased all operating activities during the period from February 7, 1996 to February 26,1999 and was considered dormant. On February 26, 1999, the Company obtained a Certificate of renewal from the State of Nevada. Since February 26, 1999, the Company is in the development stage, and has not commenced planned principal operations.

Nature of Business

         The company has no products or services as of September 30, 2000. The Company was organized as a vehicle to seek merger or acquisition candidates. The Company intends to acquire interests in various business opportunities, which in the opinion of management will provide a profit to the Company.

Cash and Cash Equivalents

         For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                   PROFESSIONAL EDUCATIONAL CONSULTANTS, INC.
         (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED SEPTEMBER 30, 2000 AND 1999
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
--------------------------------------------------------------------------------

Loss per Share

         The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:


                                                                                                     Per-Share
                                                              Income              Shares               Amount
                                                              ------              ------               ------
                                                           (Numerator)         (Denominator)

                                                                   For the year ended September 30, 2000
Basic Loss per Share
Loss to common shareholders                                         $(235)            6,000,000            $      -
                                                        =================== ==================== ===================


                                                                   For the year ended September 30, 1999
Basic Loss per Share
Loss to common shareholders                                         $(900)            6,000,000            $      -
                                                        =================== ==================== ===================

         The  effect  of   outstanding   common  stock   equivalents   would  be
anti-dilutive for September 30, 2000 and 1999 and are thus not considered.

Concentration of Credit Risk

         The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

NOTE 2 - INCOME TAXES

         As of September 30, 2000, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $6,000 that may be offset against future taxable income through 2011. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount. .

                   PROFESSIONAL EDUCATIONAL CONSULTANTS, INC.
         (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED SEPTEMBER 30, 2000 AND 1999
                                   (Continued)


NOTE 3 - DEVELOPMENT STAGE COMPANY

         The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

NOTE 4 - COMMITMENTS

         As of September 30, 2000 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 5 - STOCK SPLIT

         On February 19, 1999 the Board of Directors authorized 200 to 1 stock split, changed the authorized number of shares to 100,000,000 shares and the par value to $.001 for the Company's common stock. As a result of the split, 995,000 shares were issued, and additional paid in capital was changed to $4,000. All references in the accompanying financial statements to the number of common shares and per-share amounts for 1999 have been restated to reflect the stock split.

         On October 19, 1999 the Board of Directors authorized 100 to 1 stock split for the Company's common stock. As a result of the split, 5,940,000 shares were issued, and additional paid in capital was changed to $0. All references in the accompanying financial statements to the number of common shares and per-share amounts for 1999 have been restated to reflect the stock split.

NOTE 6 - SUBSEQUENT EVENTS

         On October 17, 2000, the Company filed a statutory merger with INID Corp., with the Company being the surviving entity. Terms of the merger are that the Company issued 4,450,000 shares of stock in exchange for all of the shares of INID Corp.

                              INEEDITDONE.COM, INC.
                          (A Development Stage Company)

                                                        -:-

                          INDEPENDENT AUDITOR'S REPORT

                               SEPTEMBER 30, 2000




                                    CONTENTS


                                                                                                          Page

Independent Auditor's Report...............................................................................F - 1

Balance Sheets
 September 30, 2000........................................................................................F - 2

Statements of Operations for the period February 3, 2000 (inception) to
 September 30, 2000........................................................................................F - 3

Statement of Stockholders' Equity
  Since February 3, 2000 (inception) to September 30, 2000.................................................F - 4

Statements of Cash Flows for the period February 3, 2000 (inception) to
 September 30, 2000........................................................................................F - 5

Notes to Financial Statements..............................................................................F - 6


                          INDEPENDENT AUDITOR'S REPORT


INeedItDone.com, Inc.
(A Development Stage Company)


         We have audited the accompanying balance sheet of INeedItDone.com, Inc. (a development stage company) as of September 30, 2000, and the related statements of operations and cash flows and the statement of stockholders' equity from February 3, 2000 (inception) to September 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of INeedItDone.com, Inc.(a development stage company) as of September 30, 2000, and the results of its operations and its cash flows for the period February 3, 2000 (inception) to September 30, 2000 in conformity with generally accepted accounting principles.

                                                     Respectfully submitted


                                                    /S/ ROBISON, HILL & CO.
                                                    Certified Public Accountants

Salt Lake City, Utah
October 25, 2000

                              INEEDITDONE.COM, INC.
                          (A Development Stage Company)
                                  BALANCE SHEET




                                                              September 30,
                                                            ------------------
                                                                  2000
                                                            ------------------

Assets:
 Cash                                                                 $16,972
                                                            ------------------
 Fixed Assets
   Software                                                            41,510
   Office Equipment & Computers                                        15,732
      Less Accumulated Depreciation                                   (7,632)
                                                            ------------------
          Net Fixed Assets                                             49,610
                                                            ------------------

     Total Assets                                                     $66,582
                                                            ==================

Liabilities:
 Accounts Payable                                                        $389
 Accrued Liabilities                                                    2,361
                                                            ------------------
     Total Liabilities                                                  2,750
                                                            ------------------

Stockholders' Equity:
  Common Stock, Par value $.001
    Authorized 100,000,000 shares,
    Issued 445,000 shares at
    September 30, 2000                                                    445
  Paid-In Capital                                                     124,555
  Retained Deficit                                                          -
  Deficit Accumulated During the
    Development Stage                                                (61,168)
                                                            ------------------

     Total Stockholders' Equity                                        63,832
                                                            ------------------

     Total Liabilities and
       Stockholders' Equity                                           $66,582
                                                            ==================




                    The accompanying notes are an integral part of these financial statements.

                              INEEDITDONE.COM, INC.
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS




                                                                                   Cumulative
                                                               Period from            since
                                                               February 3,         February 3,
                                                                  2000                2000
                                                             (Inception) to       inception of
                                                              September 30,        development
                                                                  2000                stage
                                                            ------------------  ------------------
Revenues:                                                            $      -            $      -

Expenses:
   Marketing & Advertising                                             13,500              13,500
   General & Administrative                                            47,668              47,668
                                                            ------------------  ------------------

     Net Loss                                                       $(61,168)           $(61,168)
                                                            ------------------  ------------------

Basic & Diluted loss per share                              $          (0.14)
                                                            ==================














                    The accompanying notes are an integral part of these financial statements.

                              INEEDITDONE.COM, INC.
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDERS' EQUITY
            SINCE FEBRUARY 3, 2000 (INCEPTION) TO SEPTEMBER 30, 2000

                                                                                                              Deficit
                                                                                                            Accumulated
                                                                                                               During
                                                     Common Stock             Paid-In        Retained       Development
                                                Shares         Par Value      Capital         Deficit          Stage
                                            ---------------- -------------- -------------  -------------- -----------------
Balance at February 3, 2000 (inception)
                                                          -         $    -         $   -          $    -           $     -

February 14, 2000 Issuance of
 Stock for Cash                                     445,000            445       124,555               -                 -

Net Loss                                                  -              -             -               -          (61,168)
                                            ---------------- -------------- -------------  -------------- -----------------

Balance at September 30, 2000                       445,000           $445      $124,555          $    -         $(61,168)
                                            ================ ============== =============  ============== =================





The accompanying notes are an integral part of these financial statements.

                              INEEDITDONE.COM, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS


                                                                                                Cumulative
                                                                           Period from            Since
                                                                         February3, 2000     February 3, 2000
                                                                          inception to         inception of
                                                                          September 30,        Development
                                                                              2000                Stage
                                                                       --------------------  -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss                                                                         $(61,168)          $(61,168)
Adjustments used to reconcile net income to net
cash provided by (used in) operating activities:
   Depreciation and amortization                                                     7,632              7,632
Changes in operating assets and liabilities:
   Increase (Decrease) in Accounts Payable                                             389                389
   Increase (Decrease) in Accrued Expenses                                           2,361              2,361
                                                                       --------------------  -----------------
  Net Cash Used in operating activities                                           (50,786)           (50,786)
                                                                       --------------------  -----------------
CASH FLOWS FROM INVESTING
ACTIVITIES:
   Acquisition of property & equipment                                            (57,242)           (57,242)
                                                                       --------------------  -----------------
      Net cash used by investing activities                                       (57,242)           (57,242)
                                                                       --------------------  -----------------
CASH FLOWS FROM FINANCING
ACTIVITIES:
   Proceeds from issuance of common stock                                          125,000            125,000
                                                                       --------------------  -----------------
Net Cash Provided by Financing Activities                                          125,000            125,000
                                                                       --------------------  -----------------
Net (Decrease) Increase in
  Cash and Cash Equivalents                                                         16,972             16,972
Cash and Cash Equivalents
  at Beginning of Period                                                                 -                  -
                                                                       --------------------  -----------------
Cash and Cash Equivalents
  at End of Period                                                                 $16,972            $16,972
                                                                       ====================  =================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
-------------------------------------------------
Cash paid during the year for:
  Interest                                                                         $     -            $     -
  Franchise and income taxes                                                       $     -            $     -
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES: None
----------------------------------------------------------- -----------


The accompanying notes are an integral part of these financial statements.

                              INEEDITDONE.COM, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         This summary of accounting policies for INeedItDone.com, Inc. is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Basis of Presentation

         The Company was incorporated under the laws of the State of Arizona on February 3, 2000. Since February 3, 2000 the Company is in the development stage, and has not commenced planned principal operations.

Nature of Business

         The Company has no products or services as of September 30, 2000. The Company was formed for the purpose of engaging in internet services and any other activity within the purposes for which corporations may be formed. Planned operations include a service website that allows people and companies to advertise work or services needed, and receive bids or offers on such in a secure manner.


Cash and Cash Equivalents

         For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                              INEEDITDONE.COM, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
--------------------------------------------------------------------------------

Loss per Share

         The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:


                                                                                                     Per-Share
                                                              Income              Shares               Amount
                                                              ------              ------               ------
                                                           (Numerator)         (Denominator)

                                                                For the Period February 3, 2000 (inception)
                                                                           to September 30, 2000
Basic Loss per Share
Loss to common shareholders                                      $(61,168)              445,000         $    (0.14)
                                                        =================== ==================== ===================

         The  effect  of   outstanding   common  stock   equivalents   would  be
anti-dilutive for September 30, 2000 and are thus not considered.

Concentration of Credit Risk

         The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

Advertising Expense

         Advertising costs are expensed when the services are provided.

Property and Equipment

         Property and equipment is stated at cost. Depreciation is provided in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives, principally on a straight-line basis from 3 to 5 years.

         Upon sale or other disposition of property and equipment, the cost and related accumulated depreciation or amortization are removed from the accounts and any gain or loss is included in the determination of income or loss.

                             INEEDITDONE.COM, INC.
                         -------------------------------
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000
                                   (Continued)


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
--------------------------------------------------------------------------------

Expenditures for maintenance and repairs are charged to expense as incurred. Major overhauls and betterments are capitalized and depreciated over their useful lives.

NOTE 2 - INCOME TAXES

         In accordance with SFAS 109, the Company accounts for income taxes under the liability method. Under this method, deferred tax assets and liabilities are determined based on differences between the financial statement reporting and the tax bases of the assets and liabilities, and are measured at the enacted tax rates that will be in effect when the differences are expected to reverse. Such differences principally arise from the timing of income and expense recognition for accounting and tax purposes.

         The application of SFAS 109 does not have any material effect on the assets, liabilities, or operations for the periods presented in these financial statements. Deferred tax assets arising from the Company's net operating loss carryforwards have been fully offset by a valuation allowance.

         At September 30, 2000, the Company has net operating loss carryforwards for income tax purposes of approximately $62,000 which are available to offset future taxable income. The Company's utilization of these carryforwards may be restricted due to changes in ownership during the year.
                           .........
NOTE 3 - DEVELOPMENT STAGE COMPANY

         The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

NOTE 4 - COMMITMENTS

         The Company leases office premises for $490.44 per month on a month to month basis. The lease provides that insurance, maintenance and tax expenses are obligations of the Company. It is expected that in the normal course of business, leases that expire will be renewed or replaced by leases on other properties. Rent expense for September 30, 2000 was $2,845.

                              INEEDITDONE.COM, INC.
                              ---------------------
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000
                                   (Continued)

NOTE 4 - COMMITMENTS (continued)

The Company has committed to monthly web hosting service at a charge of $129.95 plus additional storage space at $1 per 5MB per month.

NOTE 5 - STOCK ISSUANCE

         On February 14, 2000 the Company issued 445,000 shares of common stock to the six founders for a total consideration of $125,000 cash.

NOTE 6 - MERGER

     On October 6, 2000 the Company entered into an Acquisition Agreement with INID Corp. (formerly Blackjack Financial, Inc.) (a public company). Shareholders of the Company will receive 1 share of the public company's common stock for each common share of the Company owned on October 6, 2000. The acquisition will be reported as a reverse acquisition with IneedItDone.com, Inc. being the survivor for accounting purposes.


NOTE 7 - SUBSEQUENT EVENTS

     On October 17, 2000, the Company filed a statutory merger with Professional Educational Consultants, Inc., with the Professional Educational Consultants, Inc. being the surviving entity. Terms of the merger are that the Company received 4,450,000 shares of stock in exchange for all of the shares of the Company.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

         On October 3, 2000 INID Corp. (formerly Blackjack Financial, Inc.) ("INID") and INeedItDone.com, Inc. (".com") executed the Merger Agreement that provides for the Merger of .com with and into INID. See "The Merger." The following unaudited pro forma condensed combined financial statements are based on the September 30, 2000 historical financial statements of INID and .com contained elsewhere herein, giving effect to the transaction under the purchase method of accounting, with .com treated as the acquiring entity for financial reporting purposes.

         On October 17, 2000 INID Corp. (formerly Blackjack Financial, Inc.) ("INID") and Professional Educational Consultants, Inc. ("PRFE") executed the Merger Agreement that provides for the Merger of INID with and into PRFE. See "The Merger". The following unaudited pro forma condensed combined financial statements are based on the September 30, 2000 historical financial statements of INID and PRFE contained elsewhere herein, giving effect to the transaction under the purchase method of accounting, with INID treated as the acquiring entity for financial reporting purposes.

         The unaudited pro forma condensed combined balance sheet presenting the financial position of the Surviving Corporation assumes the purchase occurred as of September 30, 2000. The unaudited pro forma condensed combined statement of operations presents the results of operations of the Surviving Corporation, assuming the merger was completed on October 1, 1999.

         The unaudited pro forma condensed combined financial statements have been prepared by management of INID, .com and PRFE based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of INID, .com and PRFE (including the notes thereto) included in this Form. See "FINANCIAL STATEMENTS."

                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 2000

                                                                                        Professional
                                                                            I Need       Educational                     Pro Forma
                                                                INID        Done.com     Consultants,    Pro Forma        Combined
                                                                Corp.          Inc.           Inc.       Adjustments       Balance
                                                             ---------      ---------      ---------      -----------     ---------
ASSETS
Current Assets                                               $    --        $  16,972      $    --        $      --       $  16,972
Fixed Assets (net)                                                --           49,610           --               --          49,610
                                                             ---------      ---------      ---------      -----------     ---------

     Total Assets                                            $    --        $  66,582      $    --        $      --       $  66,582
                                                             =========      =========      =========      ===========     =========

LIABILITIES AND STOCKHOLDERS'
EQUITY
Accounts Payable & Accrued Expenses                          $     511      $   2,750      $    --        $      --       $   3,261
                                                             ---------      ---------      ---------      -----------     ---------
    Total Liabilities                                              511          2,750           --               --           3,261
                                                             ---------      ---------      ---------      -----------     ---------

Stockholders' Equity:
  Common Stock                                                   1,000            445          6,000      3,005 A            10,450
  Additional Paid in Capital                                     2,880        124,555            320      (13,716) A        114,039
  Accumulated Deficit                                           (1,075)          --           (5,185)     6,260 A              --
  Deficit Accumulated During the
     Development Stage                                          (3,316)       (61,168)        (1,135)     4,451 A           (61,168)
                                                             ---------      ---------      ---------      -----------     ---------
     Total Stockholders' Equity (Deficit)                         (511)        63,832           --               --          63,321
                                                             ---------      ---------      ---------      -----------     ---------

     Total Liabilities and Stockholders' Equity              $    --        $  66,582      $    --        $      --       $  66,582
                                                             =========      =========      =========      ===========     =========


              See accompanying notes to unaudited pro forma condensed combined financial statements.

         UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2000


                                                                                       Professional
                                                                        I Need It       Educational                      Pro Forma
                                                       INID              Done.com       Consultants,    Pro Forma        Combined
                                                       Corp.               Inc.              Inc.       Adjustments       Balance
                                                    ------------      ------------      ------------      --------     ------------
Revenues:                                           $       --        $        --       $       --        $   --       $       --
                                                    ------------      ------------      ------------      --------     ------------

Expenses:
   Marketing & Advertising                                  --              13,500              --            --             13,500
   General & Administrative                                3,316            47,668               235          --             51,219
                                                    ------------      ------------      ------------      --------     ------------

Net Loss                                            $     (3,316)     $    (61,168)     $       (235)     $   --       $    (64,719)
                                                    ============      ============      ============      ========     ============

Loss per share                                      $       --        $      (0.14)     $       --        $   --       $      (0.01)
                                                    ============      ============      ============      ========     ============

Weighted average shares outstanding                    1,000,000           445,000         6,000,000                     10,450,000



              See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1)      General

In the October 3, 2000 merger, .com will be merged with and into INID, with the shares of outstanding .com Common Stock converted into an aggregate of approximately 445,000 shares, or approximately 69% of the New Common Stock outstanding subsequent to the Merger, subject to certain adjustments, and total share of INID Stock issued and outstanding prior to the Effective Time will be approximately 31% of the Common Stock outstanding subsequent to the Merger. INID has not yet performed a detailed evaluation and appraisal of the fair market value of the net assets sold in order to allocate the purchase price among the assets sold. For purposes of preparing these pro forma financial statements, certain assumptions as set forth in the notes to the pro forma adjustments have been made in allocating the sales price to the net assets sold. As such, the pro forma adjustments discussed below are subject to change based on final appraisals and determination of the fair market value of the assets and liabilities of INID.

In the October 17, 2000 merger, INID will be merged with and into PRFE, with the shares of outstanding INID Common Stock converted into an aggregate of approximately 4,450,000 shares, or approximately 43% of the New Common Stock outstanding subsequent to the Merger, subject to certain adjustments, and total share of PRFE Stock issued and outstanding prior to the Effective Time will be approximately 57% of the Common Stock outstanding subsequent to the Merger. PRFE has not yet performed a detailed evaluation and appraisal of the fair market value of the net assets sold in order to allocate the purchase price among the assets sold. For purposes of preparing these pro forma financial statements, certain assumptions as set forth in the notes to the pro forma adjustments have been made in allocating the sales price to the net assets sold. As such, the pro forma adjustments discussed below are subject to change based on final appraisals and determination of the fair market value of the assets and liabilities of PRFE.


(2)      Pro Forma Adjustments

         The adjustments to the accompanying unaudited pro forma condensed combined balance sheet as of September 30, 2000, are described below:

         (A) Record merger by converting .com Common stock to newly issued shares of INID Common Stock, par value $0.001 per share and by converting INID common stock to newly issued shares of PRFE common stock, par value $0.001 per share.

         The adjustments to the accompanying unaudited pro forma condensed combined statements of operations are described below:

         There are no anticipated adjustments to the statements of operations as a result of the merger.